UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 771-0505

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

        This Current Report on Form 8-K includes as an exhibit a press release, dated January 17, 2007, reporting the financial results of CIT Group Inc. as of and for the quarter and year ended December 31, 2006. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release. The information furnished under this Item 2.02, including Exhibit 99.1 (except for the fifth paragraph of Exhibit 99.1, which is furnished under Item 7.01) shall be considered filed for purposes of the Securities Act of 1934, as amended.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

        This Current Report on Form 8-K includes the financial targets for 2007 set forth in the fifth paragraph of the press release, dated January 17, 2007, attached as Exhibit 99.1. Such financial targets are furnished pursuant to this Item 7.01.

Section 8 — Other Events

Item 8.01. Other Events.

        This Current Report on Form 8-K includes as an exhibit a press release, dated January 16, 2007, reporting that the Board of Directors of CIT Group Inc. declared (a) a cash dividend in the amount of $.25 per share for the quarter ended December 31, 2006 on the Company’s common stock, payable on February 28, 2007 to holders of record on February 15, 2007, (b) a cash dividend in the amount of $0.3968750 per share on the Company’s Series A preferred stock in the aggregate amount of $5,556,250.00 for the quarter ended December 31, 2006, payable on March 15, 2007 to holders of record on February 28, 2007, and (c) a cash dividend in the amount of $1.2972500 per share on the Company’s Series B preferred stock in the aggregate amount of $1,945,875.00 for the quarter ended December 31, 2006, payable on March 15, 2007 to holders of record on February 28, 2007. The press release is attached as Exhibit 99.2.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by CIT Group Inc. on January 17, 2007. 99.2 Press release issued by CIT Group Inc. on January 16, 2007.

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ William J. Taylor
William J. Taylor Executive Vice President & Controller (Principal Accounting Officer)

Dated: January 17, 2007

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